UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PNGAX

Putnam International Value Fund

Annual report 6|30|12

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Annual report
6 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. These risks are generally greater for midsize companies. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish.

Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality The manager considers high-quality characteristics such as solid management and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targets those companies believed to offer attractive and sustainable cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Darren, how would you describe the market conditions during the 12-month period ended June 30, 2012?

European fears, concerns over an economic hard landing in China, and weakening U.S. economic data rattled the markets in the September–October 2011 time frame. Many stocks rose sharply over the first three months of 2012. But then the ensuing three months were the polar opposite, as macroeconomic fears again overwhelmed the global investment stage. With anxiety flaring up over a possible Greek exit from the eurozone and troubled real estate markets in Spain leading to a government-led bailout, stocks fell indiscriminately through much of the annual period’s final three months.

In the first three months of 2012, stocks posted their strongest first-quarter gains in more than a decade. The largest advances came from stocks of cyclical companies, which tend to perform better during periods of economic growth and thereby inspire greater investor confidence. Strong U.S. corporate earnings also helped drive market performance during the first quarter of 2012. That growth momentum not only stalled during the second quarter, but also began to backslide. This change of fortune came amid signs that the European sovereign debt crisis was reigniting, economic activity in emerging markets was continuing to slow, and the U.S. economy’s growth trajectory was flattening out.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

As a result, the fund delivered negative returns for the 12-month period, but was able to outperform its benchmark on a relative basis.

What strategies led to that outperformance?

We achieved that relative outperformance with a “barbell” strategy that combined a balance of pro-cyclical and defensive stocks. In 2012, the fund benefited from strong first-quarter results, which offset negative returns in the second quarter. Our excess performance versus the benchmark was driven by favorable stock selection and dramatic underweight positions to the so-called peripheral countries of the eurozone — Spain, Italy, Greece, Portugal, and Ireland — where the region’s ongoing sovereign debt issues were most severe. By contrast, the fund was overweight to the eurozone’s core and more fiscally stable countries — Germany and France — as well as the United Kingdom, and this positioning also helped relative performance. Within the portfolio, we achieved positive performance in virtually every sector relative to the benchmark, with the notable exceptions of health care, where poor stock selection held back performance, and energy, where a modest overweight position detracted as a result of the dramatic decline in energy prices during the second half of the period.

Have you made any changes in the portfolio’s positioning?

At the end of the period, the fund was tilted slightly more toward offense than defense, but with a fair amount of defensive positioning as well. This barbell strategy involves our owning a fair number of large-cap value stocks, which is a core focus of the fund, paired with high-dividend-paying stocks that possess the kind of defensive qualities that have outperformed recently. In essence, the pro-cyclical names in consumer discretionary, automotive, and industrials are offset with a ballast of utilities, consumer staples, and health-care sector holdings. The portfolio is positioned so that we attempt to maintain a risk profile in line with that of the benchmark, minimizing market-directional positions. Our

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

stock-selection process is based on fundamental, bottom-up research. As a result, any changes we make in the portfolio are driven by individual stock selection.

As investors migrated to more defensive sectors and into dividend-paying stocks during the second quarter of this year, the telecommunications, utilities, and health-care sectors outperformed cyclical discretionary industries such as information technology and basic materials. This was a reversal of what we witnessed in the first quarter, when the world seemed to be feeling better about the investing climate. Although the fund still maintains a pro-cyclical bent — being overweight to consumer discretionary and consumer staples, and underweight to telecommunication services and utilities — performance received a boost from good stock selection within those underweighted sectors. Overall, we saw outperformance in information technology, industrials, and especially consumer staples, where we have a strong defensive positioning.

Which holdings contributed to performance?

The top contributor to performance was Anheuser-Busch InBev [ABI], the Belgium-based multinational brewing company and an out-of-benchmark holding. Company management has been adept at cost cutting. By cutting back on debt and returning cash to shareholders, the company’s share price appreciated during the period. Late in the period, ABI announced the acquisition of Mexico-based brewer Grupo Modelo, which is seen as an attractive development, as it should boost ABI’s earnings profile. Grupo Modelo makes the Corona beer brand. This acquisition of Grupo Modelo will enable

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/12. Short-term holdings are excluded. Holdings will vary over time.

ABI to gain access to some faster-growing emerging markets.

The second-largest contributor, Japan Tobacco, also falls into the defensive category. The stock suffered after the earthquake in Japan in 2011. Japan Tobacco is an out-of-benchmark holding that rebounded in price after it aggressively started to reclaim market share. The company, partly owned by the Japanese government, has benefited from tremendous pricing power that the tobacco industry generally enjoys. The company also plans to increase its dividend, which makes it a standout in Japan, a low-dividend country.

Gemalto is another stock-picking success story. The company makes SIM (Subscriber Identity Module) cards, a smart microprocessor chip for mobile phones as well as other digital telephone networks. An out-of-benchmark holding, Gemalto is based in the Netherlands. Gemalto’s approach is to capture the high-end SIM card market. While the SIM card has been around for years, Gemalto is building cards for the next generation, making more secure and encrypted versions. This will allow secure transactions for online banking, for example. Some investors had written off Gemalto because they felt the company was not positioned for growth in the SIM card market. The fear was that the SIM card was going to become commoditized. As a result, the stock became cheap, then performed well, and the fund benefited.

What were some decisions that held back performance?

GlaxoSmithKline, a global health-care and pharmaceutical company, was the top detractor by virtue of not holding it in the portfolio. We chose instead to have an overweight position in benchmark component Sanofi, another big health-care and pharmaceutical company.

The stock of Pandora, a Danish maker of moderately priced jewelry, struggled in the wake of a lower-than-expected growth report and concerns that rising silver prices would squeeze profit margins. The stock had done

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades. Holdings will vary over time.

well, but suffered because the company was growing too fast and was experiencing competition. The stock declined when its growth story became unhinged. As a result, we have sold entirely out of the position.

JB Hi-Fi, an Australian consumer electronics and music store chain, was an out-of-benchmark holding that detracted from results. The company suffered from weak consumer demand in Australia, which is enduring sluggish economic growth. The company is also facing challenges from many of its online competitors that are able to sell products cheaper. The stock plummeted in value as a result. We have completely eliminated our position in JB Hi-Fi.

What is your outlook?

We believe markets and economies worldwide are gripped by fear today, but we continue to select stocks for the portfolio based on fundamental, bottom-up research as opposed to broader market trends. As value investors, we are looking opportunistically for stocks we believe have been unfairly punished in the market downdraft and selectively adding them to the portfolio. We remain confident in the way the portfolio is positioned and believe there is a significant opportunity for value investors to find great companies.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

European policymakers in late June made further progress toward solving the eurozone’s crippling debt problems. While Europe’s leaders did not devise a comprehensive plan to solve the debt crisis that has hampered global stock markets and economic growth, at the June 28–29 Brussels summit, policymakers made a series of announcements that suggested a bolder move toward reaching fiscal stability and unity within the 17-nation eurozone. Chief among these was the decision to allow two European bailout funds to inject money directly into troubled European banks, rather than make loans to governments to bail out the banks. The move permits the bailout funds to rescue banks without putting fiscally stressed countries deeper in debt. While concerns remain, many market observers feel that the latest proposals could lay the groundwork for an eventual resolution.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.97%	4.58%	4.17%	4.17%	4.20%	4.20%	4.44%	4.21%	4.70%	5.18%

10 years	45.83	37.37	34.95	34.95	35.27	35.27	38.66	33.75	42.18	49.65
Annual average	3.84	3.23	3.04	3.04	3.07	3.07	3.32	2.95	3.58	4.11

5 years	–36.12	–39.79	–38.56	–39.55	–38.49	–38.49	–37.68	–39.88	–36.95	–35.36
Annual average	–8.57	–9.65	–9.28	–9.58	–9.26	–9.26	–9.02	–9.68	–8.81	–8.36

3 years	19.71	12.80	16.95	13.95	16.93	16.93	17.84	13.69	18.64	20.51
Annual average	6.18	4.10	5.36	4.45	5.35	5.35	5.62	4.37	5.86	6.42

1 year	–14.26	–19.17	–14.94	–19.01	–14.95	–15.76	–14.70	–17.67	–14.51	–14.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 6/30/12

		Lipper International Large-Cap Value
	MSCI EAFE Value Index (ND)	Funds category average*

Annual average (life of fund)	4.61%	5.24%

10 years	67.42	60.11
Annual average	5.29	4.75

5 years	–32.87	–33.19
Annual average	–7.66	–7.84

3 years	13.26	13.80
Annual average	4.24	4.36

1 year	–15.16	–15.91

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/12, there were 123, 112, 89, 55, and 27 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,495 and $13,527, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,375 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,218 and $14,965, respectively.

Fund price and distribution information For the 12-month period ended 6/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.460		$0.367	$0.379	$0.410		$0.438	$0.487

Capital gains	—		—	—	—		—	—

Total	$0.460		$0.367	$0.379	$0.410		$0.438	$0.487

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/11	$10.53	$11.17	$10.39	$10.43	$10.52	$10.90	$10.38	$10.56

6/30/12	8.54	9.06	8.45	8.47	8.54	8.85	8.41	8.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/11	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 6/30/12 *†	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 6/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2012, to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.04	$10.83	$10.84	$9.57	$8.30	$5.76

Ending value (after expenses)	$1,050.40	$1,045.80	$1,047.00	$1,047.90	$1,048.60	$1,050.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2012, use the following calculation method. To find the value of your investment on January 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.92	$10.67	$10.67	$9.42	$8.17	$5.67

Ending value (after expenses)	$1,018.00	$1,014.27	$1,014.27	$1,015.51	$1,016.76	$1,019.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 29, 2012, Putnam employees had approximately $330,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These management contracts have been in effect for two years — since January or, for a few funds, February 2010. (Your fund’s management contract took effect in January 2010.) The Trustees approved these management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted. In the case of your fund, the Trustees and fund shareholders subsequently approved a second new management contract, which took effect in July 2011.

Since January 2010, under its management contract, your fund has had the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. (Your fund’s July 2011 management contract changed the index of securities prices for use, prospectively, in determining management fee adjustments, to conform more closely to a proposed change in your fund’s investment policy). To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the January 2010 management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and that the index of securities prices to determine performance-based management fee adjustments had only been in place since July 2011, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam

Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Value) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 128, 117 and 91 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Value Fund (the “fund”) at June 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 14, 2012

The fund’s portfolio 6/30/12

COMMON STOCKS (96.8%)*	Shares	Value

Air freight and logistics (1.1%)
Deutsche Post AG (Germany)	118,920	$2,106,205

		2,106,205
Auto components (0.7%)
Valeo SA (France)	33,028	1,368,505

		1,368,505
Automobiles (4.3%)
Fiat SpA (Italy) †	172,467	872,697

Nissan Motor Co., Ltd. (Japan)	602,000	5,701,361

Porsche Automobil Holding SE (Preference) (Germany)	35,170	1,751,310

		8,325,368
Beverages (2.1%)
Anheuser-Busch InBev NV (Belgium)	33,743	2,623,273

Cola-Cola Amatil, Ltd. (Australia)	104,842	1,439,970

		4,063,243
Capital markets (1.2%)
Deutsche Bank AG (Germany)	35,102	1,275,722

Macquarie Group, Ltd. (Australia)	40,645	1,094,341

		2,370,063
Chemicals (3.3%)
Arkema (France)	17,463	1,144,217

BASF SE (Germany)	57,482	3,994,345

Lanxess AG (Germany)	20,707	1,306,173

		6,444,735
Commercial banks (10.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	131,996	2,996,453

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	82,528	594,808

Barclays PLC (United Kingdom)	707,826	1,811,888

China Construction Bank Corp. (China)	2,359,000	1,626,469

HSBC Holdings PLC (London Exchange) (United Kingdom)	333,335	2,939,163

Industrial and Commercial Bank of China, Ltd. (China)	2,048,000	1,145,190

Mitsubishi UFJ Financial Group, Inc. (Japan)	694,500	3,323,732

National Bank of Canada (Canada)	34,720	2,481,656

Sberbank of Russia ADR (Russia)	166,000	1,805,655

UniCredit SpA (Italy) †	223,286	846,088

United Overseas Bank, Ltd. (Singapore)	73,000	1,084,821

		20,655,923
Computers and peripherals (1.0%)
Asustek Computer, Inc. (Taiwan)	58,580	541,875

Gemalto NV (Netherlands)	18,276	1,314,341

		1,856,216
Construction and engineering (1.2%)
Vinci SA (France) S	49,043	2,295,375

		2,295,375
Construction materials (0.5%)
China Shanshui Cement Group, Ltd. (China)	1,428,000	982,742

		982,742

COMMON STOCKS (96.8%)* cont.	Shares	Value

Diversified financial services (2.8%)
ING Groep NV GDR (Netherlands) †	367,536	$2,479,702

ORIX Corp. (Japan)	31,310	2,914,281

		5,393,983
Diversified telecommunication services (3.0%)
BCE, Inc. (Canada)	53,293	2,197,466

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	36,100	1,677,284

Vivendi (France)	40,743	757,438

Ziggo NV (Netherlands) †	38,374	1,226,868

		5,859,056
Electric utilities (0.6%)
Energias de Portugal (EDP) SA (Portugal)	478,620	1,130,691

		1,130,691
Electrical equipment (1.1%)
Mitsubishi Electric Corp. (Japan)	248,000	2,066,967

		2,066,967
Electronic equipment, instruments, and components (0.1%)
Hollysys Automation Technologies, Ltd. (China) † S	32,000	272,640

		272,640
Energy equipment and services (1.1%)
Technip SA (France)	19,617	2,047,132

		2,047,132
Food and staples retail (1.7%)
Lawson, Inc. (Japan)	48,300	3,379,193

		3,379,193
Food products (2.3%)
Ajinomoto Co., Inc. (Japan)	110,000	1,529,214

Golden Agri-Resources, Ltd. (Singapore)	1,315,000	702,977

Kerry Group PLC Class A (Ireland)	49,967	2,187,453

		4,419,644
Gas utilities (1.0%)
Tokyo Gas Co., Ltd. (Japan)	387,000	1,976,434

		1,976,434
Health-care equipment and supplies (0.3%)
Biosensors International Group, Ltd. (Singapore) †	751,000	679,317

		679,317
Hotels, restaurants, and leisure (1.2%)
SJM Holdings, Ltd. (Hong Kong)	412,000	768,728

TUI Travel PLC (United Kingdom)	585,773	1,563,137

		2,331,865
Household durables (0.3%)
Haier Electronics Group Co., Ltd. (Hong Kong) †	406,000	490,485

		490,485
Independent power producers and energy traders (1.7%)
Electric Power Development Co. (Japan)	77,800	2,040,369

International Power PLC (United Kingdom)	177,821	1,163,309

		3,203,678
Industrial conglomerates (1.3%)
Siemens AG (Germany)	29,140	2,449,441

		2,449,441

COMMON STOCKS (96.8%)* cont.	Shares	Value

Insurance (8.0%)
ACE, Ltd.	56,086	$4,157,655

AIA Group, Ltd. (Hong Kong)	191,600	660,626

Allianz SE (Germany)	41,731	4,196,254

AXA SA (France)	114,615	1,534,031

Prudential PLC (United Kingdom)	304,520	3,528,286

SCOR SE (France)	54,046	1,311,285

		15,388,137
IT Services (0.7%)
Amadeus IT Holding SA Class A (Spain)	63,826	1,351,649

		1,351,649
Machinery (1.4%)
Fiat Industrial SpA (Italy)	212,318	2,092,269

Metso Corp. OYJ (Finland)	18,069	625,593

		2,717,862
Media (2.5%)
Kabel Deutschland Holding AG (Germany) †	43,616	2,714,343

WPP PLC (Ireland)	167,833	2,039,895

		4,754,238
Metals and mining (2.1%)
Fortescue Metals Group, Ltd. (Australia)	251,465	1,285,164

Newcrest Mining, Ltd. (Australia)	27,135	631,602

Rio Tinto PLC (United Kingdom)	43,926	2,097,876

		4,014,642
Multiline retail (0.7%)
PPR SA (France)	9,504	1,357,168

		1,357,168
Multi-utilities (1.3%)
Centrica PLC (United Kingdom)	521,080	2,597,678

		2,597,678
Office electronics (0.3%)
Canon, Inc. (Japan)	14,000	560,599

		560,599
Oil, gas, and consumable fuels (11.9%)
BG Group PLC (United Kingdom)	128,717	2,634,558

Canadian Natural Resources, Ltd. (Canada)	71,400	1,915,268

ENI SpA (Italy)	149,488	3,190,276

Inpex Corp. (Japan)	323	1,810,842

Nexen, Inc. (Canada)	46,215	782,582

Origin Energy, Ltd. (Australia)	107,159	1,347,894

Petroleo Brasileiro SA ADR (Brazil)	35,500	666,335

Royal Dutch Shell PLC Class A (United Kingdom)	259,337	8,763,524

Total SA (France)	40,313	1,819,291

		22,930,570
Pharmaceuticals (8.3%)
Astellas Pharma, Inc. (Japan)	48,900	2,135,949

AstraZeneca PLC (United Kingdom)	37,182	1,661,997

Bayer AG (Germany)	70,599	5,090,796

Sanofi (France)	73,753	5,592,767

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	39,100	1,542,104

		16,023,613

COMMON STOCKS (96.8%)* cont.	Shares	Value

Real estate investment trusts (REITs) (2.5%)
British Land Company PLC (United Kingdom) R	289,183	$2,316,561

Dexus Property Group (Australia) R	1,297,177	1,240,757

Mirvac Group (Australia) R	936,856	1,226,916

		4,784,234
Real estate management and development (2.3%)
Henderson Land Development Co., Ltd. (Hong Kong)	163,000	905,594

Hysan Development Co., Ltd. (Hong Kong)	278,000	1,057,401

Mitsui Fudosan Co., Ltd. (Japan)	132,000	2,560,639

		4,523,634
Road and rail (0.5%)
ComfortDelgro Corp., Ltd. (Singapore)	836,000	1,024,401

		1,024,401
Semiconductors and semiconductor equipment (0.8%)
Samsung Electronics Co., Ltd. (South Korea)	1,501	1,591,395

		1,591,395
Software (1.0%)
Konami Corp. (Japan)	85,500	1,941,909

		1,941,909
Tobacco (2.5%)
Imperial Tobacco Group PLC (United Kingdom)	15,590	599,858

Japan Tobacco, Inc. (Japan)	90,200	2,672,947

Philip Morris International, Inc.	16,900	1,474,694

		4,747,499
Trading companies and distributors (1.9%)
Mitsui & Co., Ltd. (Japan)	247,400	3,670,609

		3,670,609
Wireless telecommunication services (3.5%)
China Mobile, Ltd. (China)	107,000	1,175,985

Vodafone Group PLC (United Kingdom)	1,986,080	5,580,162

		6,756,147

Total common stocks (cost $184,063,583)		$186,904,885

SHORT-TERM INVESTMENTS (2.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	2,266,320	$2,266,320

Putnam Money Market Liquidity Fund 0.12% [e]	1,211,240	1,211,240

SSgA Prime Money Market Fund 0.09% P	666,152	666,152

U.S. Treasury Bills with effective yields ranging from
0.164% to 0.192%, March 7, 2013 ##	$782,000	781,126

U.S. Treasury Bills with effective yields ranging from
0.150% to 0.159%, February 7, 2013 ##	180,000	179,824

U.S. Treasury Bills with an effective yield of 0.076%,
August 23, 2012	10,000	9,999

U.S. Treasury Bills with effective yields ranging from
0.071% to 0.077%, July 26, 2012 ##	306,000	305,985

Total short-term investments (cost $5,420,562)		$5,420,646

TOTAL INVESTMENTS

Total investments (cost $189,484,145)		$192,325,531

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2011 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $193,119,946.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $570,406 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	21.1%	Hong Kong	2.1%

United Kingdom	19.7	Singapore	1.8

Germany	13.1	Belgium	1.4

France	10.2	Spain	1.0

Australia	5.9	Russia	1.0

United States	4.3	South Korea	0.8

Canada	3.9	Israel	0.8

Italy	3.7	Portugal	0.6

China	2.7	Other	1.0

Netherlands	2.7	Total	100.0%

Ireland	2.2

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $453,632,099)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	7/18/12	$8,481,548	$8,069,541	$412,007

	British Pound	Sell	7/18/12	796,828	782,076	(14,752)

	Canadian Dollar	Buy	7/18/12	1,736,686	1,700,591	36,095

	Euro	Sell	7/18/12	1,541,181	1,520,725	(20,456)

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $453,632,099) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	Norwegian Krone	Buy	7/18/12	$1,035,595	$1,009,185	$26,410

	Swedish Krona	Buy	7/18/12	4,578,989	4,397,278	181,711

	Swiss Franc	Buy	7/18/12	2,326,876	2,294,724	32,152

Barclays Bank PLC

	Australian Dollar	Buy	7/18/12	1,829,871	1,797,794	32,077

	Australian Dollar	Sell	7/18/12	1,829,871	1,738,478	(91,393)

	Australian Dollar	Sell	8/16/12	1,824,917	1,793,139	(31,778)

	British Pound	Buy	7/18/12	1,762,794	1,746,672	16,122

	British Pound	Sell	7/18/12	1,762,794	1,729,957	(32,837)

	British Pound	Sell	8/16/12	1,762,661	1,746,560	(16,101)

	Canadian Dollar	Buy	7/18/12	2,149,575	2,123,190	26,385

	Canadian Dollar	Sell	7/18/12	2,149,575	2,106,134	(43,441)

	Canadian Dollar	Sell	8/16/12	2,148,198	2,122,058	(26,140)

	Euro	Buy	7/18/12	2,685,201	2,642,394	42,807

	Euro	Sell	7/18/12	2,685,201	2,643,444	(41,757)

	Euro	Sell	8/16/12	1,123,940	1,104,370	(19,570)

	Hong Kong Dollar	Sell	7/18/12	1,426,597	1,426,546	(51)

	Japanese Yen	Buy	7/18/12	2,062,926	2,077,219	(14,293)

	Japanese Yen	Sell	7/18/12	2,062,926	2,096,072	33,146

	Japanese Yen	Sell	8/16/12	2,063,748	2,078,161	14,413

	Swiss Franc	Buy	7/18/12	2,921,295	2,878,288	43,007

	Swiss Franc	Sell	7/18/12	2,921,295	2,868,828	(52,467)

	Swiss Franc	Buy	8/16/12	2,649,262	2,600,903	48,359

Citibank, N.A.

	British Pound	Buy	7/18/12	3,852,432	3,779,427	73,005

	British Pound	Sell	7/18/12	3,852,432	3,816,289	(36,143)

	British Pound	Buy	8/16/12	3,852,140	3,816,067	36,073

	Canadian Dollar	Buy	7/18/12	592,478	580,376	12,102

	Canadian Dollar	Sell	7/18/12	592,478	585,030	(7,448)

	Canadian Dollar	Buy	8/16/12	592,099	584,639	7,460

	Danish Krone	Buy	7/18/12	526,038	520,418	5,620

	Euro	Buy	7/18/12	1,982,766	1,947,440	35,326

	Euro	Sell	7/18/12	1,982,766	1,955,367	(27,399)

	Euro	Sell	8/16/12	1,983,290	1,947,942	(35,348)

	Norwegian Krone	Buy	7/18/12	1,246,824	1,215,863	30,961

	Norwegian Krone	Sell	7/18/12	1,246,824	1,223,077	(23,747)

	Norwegian Krone	Buy	8/16/12	1,245,524	1,221,869	23,655

	Singapore Dollar	Buy	7/18/12	751,842	744,761	7,081

	Swedish Krona	Buy	7/18/12	590,382	567,142	23,240

	Swedish Krona	Sell	7/18/12	590,382	578,610	(11,772)

	Swedish Krona	Buy	8/16/12	589,753	577,996	11,757

	Swiss Franc	Buy	7/18/12	1,855,451	1,821,521	33,930

	Swiss Franc	Sell	7/18/12	1,855,451	1,831,946	(23,505)

	Swiss Franc	Sell	8/16/12	1,856,772	1,823,105	(33,667)

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $453,632,099) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	Australian Dollar	Buy	7/18/12	$3,474,240	$3,410,178	$64,062

	Australian Dollar	Sell	7/18/12	3,474,240	3,300,567	(173,673)

	Australian Dollar	Sell	8/16/12	3,464,834	3,401,374	(63,460)

	British Pound	Buy	7/18/12	4,414,816	4,373,115	41,701

	British Pound	Sell	7/18/12	4,414,816	4,331,458	(83,358)

	British Pound	Sell	8/16/12	4,414,481	4,372,833	(41,648)

	Canadian Dollar	Buy	7/18/12	1,256,144	1,240,233	15,911

	Canadian Dollar	Sell	7/18/12	1,256,144	1,231,245	(24,899)

	Canadian Dollar	Sell	8/16/12	1,255,340	1,239,572	(15,768)

	Euro	Buy	7/18/12	3,085,779	3,042,724	43,055

	Euro	Sell	7/18/12	3,085,779	3,032,996	(52,783)

	Euro	Buy	8/16/12	3,086,595	3,033,752	52,843

	Japanese Yen	Buy	7/18/12	2,628,513	2,682,979	(54,466)

	Japanese Yen	Sell	7/18/12	2,628,513	2,645,657	17,144

	Japanese Yen	Buy	8/16/12	2,629,560	2,646,858	(17,298)

	Norwegian Krone	Buy	7/18/12	592,724	577,769	14,955

	Norwegian Krone	Sell	7/18/12	592,724	581,665	(11,059)

	Norwegian Krone	Buy	8/16/12	592,106	581,023	11,083

	Swedish Krona	Buy	7/18/12	3,199,217	3,073,040	126,177

	Swedish Krona	Sell	7/18/12	3,199,217	3,134,584	(64,633)

	Swedish Krona	Buy	8/16/12	3,195,813	3,131,640	64,173

	Swiss Franc	Buy	7/18/12	4,297,206	4,235,795	61,411

	Swiss Franc	Sell	7/18/12	4,297,206	4,216,007	(81,199)

	Swiss Franc	Buy	8/16/12	4,300,265	4,219,672	80,593

Deutsche Bank AG

	Australian Dollar	Buy	7/18/12	162,505	154,203	8,302

	Australian Dollar	Sell	7/18/12	162,505	159,246	(3,259)

	Australian Dollar	Buy	8/16/12	162,065	158,827	3,238

	British Pound	Buy	7/18/12	641,785	635,933	5,852

	British Pound	Sell	7/18/12	641,785	629,863	(11,922)

	British Pound	Sell	8/16/12	641,736	635,892	(5,844)

	Canadian Dollar	Buy	7/18/12	910,908	898,908	12,000

	Canadian Dollar	Sell	7/18/12	910,908	892,019	(18,889)

	Canadian Dollar	Sell	8/16/12	910,325	898,394	(11,931)

	Euro	Buy	7/18/12	3,978,948	3,923,462	55,486

	Euro	Sell	7/18/12	3,978,948	3,910,117	(68,831)

	Euro	Buy	8/16/12	3,980,000	3,911,132	68,868

	Swiss Franc	Buy	7/18/12	1,140,778	1,125,975	14,803

	Swiss Franc	Sell	7/18/12	1,140,778	1,120,033	(20,745)

	Swiss Franc	Buy	8/16/12	1,141,590	1,120,938	20,652

Goldman Sachs International

	Australian Dollar	Buy	7/18/12	2,404,465	2,283,175	121,290

	Australian Dollar	Sell	7/18/12	2,404,465	2,359,893	(44,572)

	Australian Dollar	Buy	8/16/12	2,397,955	2,353,659	44,296

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $453,632,099) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	British Pound	Buy	7/18/12	$2,718,111	$2,693,478	$24,633

	British Pound	Sell	7/18/12	2,718,111	2,667,426	(50,685)

	British Pound	Sell	8/16/12	2,717,905	2,693,287	(24,618)

	Euro	Buy	7/18/12	3,971,987	3,902,476	69,511

	Euro	Sell	7/18/12	3,971,987	3,918,732	(53,255)

	Euro	Sell	8/16/12	3,973,037	3,903,512	(69,525)

	Japanese Yen	Buy	7/18/12	6,322,603	6,454,234	(131,631)

	Japanese Yen	Sell	7/18/12	6,322,603	6,366,248	43,645

	Japanese Yen	Buy	8/16/12	6,325,122	6,369,297	(44,175)

	Norwegian Krone	Buy	7/18/12	1,682,000	1,639,468	42,532

	Norwegian Krone	Sell	7/18/12	1,682,000	1,649,259	(32,741)

	Norwegian Krone	Buy	8/16/12	1,680,247	1,647,657	32,590

	Swedish Krona	Buy	7/18/12	1,032,611	1,011,678	20,933

	Swedish Krona	Sell	7/18/12	1,032,611	992,026	(40,585)

	Swedish Krona	Sell	8/16/12	1,031,513	1,010,720	(20,793)

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/18/12	1,331,623	1,265,924	65,699

	Australian Dollar	Sell	7/18/12	1,331,623	1,305,506	(26,117)

	Australian Dollar	Buy	8/16/12	1,328,018	1,302,183	25,835

	British Pound	Buy	7/18/12	1,830,293	1,796,783	33,510

	British Pound	Sell	7/18/12	1,830,293	1,813,822	(16,471)

	British Pound	Buy	8/16/12	1,830,154	1,813,764	16,390

	Euro	Buy	7/18/12	306,793	301,546	5,247

	Euro	Sell	7/18/12	306,793	302,721	(4,072)

	Euro	Sell	8/16/12	306,874	301,618	(5,256)

	Hong Kong Dollar	Sell	7/18/12	1,139,331	1,139,273	(58)

	Norwegian Krone	Buy	7/18/12	916,926	897,267	19,659

	Norwegian Krone	Sell	7/18/12	916,926	890,899	(26,027)

	Norwegian Krone	Sell	8/16/12	589,471	577,895	(11,576)

	Swiss Franc	Buy	7/18/12	1,478,986	1,459,263	19,723

	Swiss Franc	Sell	7/18/12	1,478,986	1,451,940	(27,046)

	Swiss Franc	Buy	8/16/12	1,480,039	1,453,353	26,686

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	7/18/12	437,640	429,699	7,941

	Australian Dollar	Sell	7/18/12	437,640	415,739	(21,901)

	Australian Dollar	Sell	8/16/12	436,455	428,585	(7,870)

	British Pound	Buy	7/18/12	7,816,840	7,669,607	147,233

	British Pound	Sell	7/18/12	7,816,840	7,748,925	(67,915)

	British Pound	Buy	8/16/12	6,800,713	6,739,157	61,556

	Canadian Dollar	Buy	7/18/12	2,254,540	2,226,413	28,127

	Canadian Dollar	Sell	7/18/12	2,254,540	2,208,341	(46,199)

	Canadian Dollar	Sell	8/16/12	2,253,096	2,225,205	(27,891)

	Euro	Buy	7/18/12	2,685,201	2,643,674	41,527

	Euro	Sell	7/18/12	2,685,201	2,643,730	(41,471)

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $453,632,099) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Euro	Sell	8/16/12	$1,151,919	$1,131,570	$(20,349)

	Hong Kong Dollar	Sell	7/18/12	13,600	13,599	(1)

	Japanese Yen	Buy	7/18/12	2,185,917	2,232,054	(46,137)

	Japanese Yen	Sell	7/18/12	2,185,917	2,201,284	15,367

	Japanese Yen	Buy	8/16/12	2,186,788	2,202,311	(15,523)

	Norwegian Krone	Buy	7/18/12	1,986,242	1,946,488	39,754

	Norwegian Krone	Sell	7/18/12	1,986,242	1,936,413	(49,829)

	Norwegian Krone	Sell	8/16/12	1,984,172	1,944,599	(39,573)

	Singapore Dollar	Sell	7/18/12	577,302	571,850	(5,452)

	Swedish Krona	Buy	7/18/12	1,930,407	1,890,016	40,391

	Swedish Krona	Sell	7/18/12	1,930,407	1,855,590	(74,817)

	Swedish Krona	Sell	8/16/12	1,928,353	1,888,066	(40,287)

	Swiss Franc	Buy	7/18/12	2,921,400	2,878,003	43,397

	Swiss Franc	Sell	7/18/12	2,921,400	2,868,394	(53,006)

	Swiss Franc	Buy	8/16/12	2,749,879	2,699,432	50,447

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/18/12	836,238	819,836	16,402

	Australian Dollar	Sell	7/18/12	836,238	796,812	(39,426)

	Australian Dollar	Sell	8/16/12	833,974	817,873	(16,101)

	British Pound	Buy	7/18/12	43,851	43,035	816

	British Pound	Sell	7/18/12	43,851	43,434	(417)

	British Pound	Buy	8/16/12	43,847	43,432	415

	Canadian Dollar	Buy	7/18/12	68,046	66,699	1,347

	Canadian Dollar	Sell	7/18/12	68,046	67,262	(784)

	Canadian Dollar	Buy	8/16/12	68,002	67,216	786

	Euro	Buy	7/18/12	1,518,652	1,497,943	20,709

	Euro	Sell	7/18/12	1,518,652	1,519,073	421

	Euro	Buy	8/16/12	1,519,054	1,519,385	(331)

	Japanese Yen	Buy	7/18/12	6,452,745	6,584,395	(131,650)

	Japanese Yen	Sell	7/18/12	6,452,745	6,500,565	47,820

	Japanese Yen	Buy	8/16/12	6,455,316	6,502,614	(47,298)

	Swedish Krona	Buy	7/18/12	716,875	701,697	15,178

	Swedish Krona	Sell	7/18/12	716,875	688,915	(27,960)

	Swedish Krona	Sell	8/16/12	716,113	701,063	(15,050)

	Swiss Franc	Buy	7/18/12	841,777	830,958	10,819

	Swiss Franc	Sell	7/18/12	841,777	825,957	(15,820)

	Swiss Franc	Buy	8/16/12	842,376	826,666	15,710

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/18/12	1,088,785	1,034,140	54,645

	Australian Dollar	Sell	7/18/12	1,088,785	1,068,815	(19,970)

	Australian Dollar	Buy	8/16/12	1,085,838	1,066,046	19,792

	Canadian Dollar	Buy	7/18/12	813,406	803,102	10,304

	Canadian Dollar	Sell	7/18/12	813,406	796,960	(16,446)

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $453,632,099) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Canadian Dollar	Sell	8/16/12	$812,885	$802,713	$(10,172)

	Euro	Buy	7/18/12	5,424,066	5,327,001	97,065

	Euro	Sell	7/18/12	5,424,066	5,354,257	(69,809)

	Euro	Sell	8/16/12	5,425,500	5,328,286	(97,214)

	Israeli Shekel	Sell	7/18/12	48,125	48,268	143

UBS AG

	Australian Dollar	Buy	7/18/12	3,355,989	3,294,270	61,719

	Australian Dollar	Sell	7/18/12	3,355,989	3,188,146	(167,843)

	Australian Dollar	Sell	8/16/12	3,346,903	3,285,702	(61,201)

	British Pound	Buy	7/18/12	334,831	328,474	6,357

	British Pound	Sell	7/18/12	334,831	331,775	(3,056)

	British Pound	Buy	8/16/12	334,805	331,766	3,039

	Canadian Dollar	Buy	7/18/12	1,951,624	1,926,921	24,703

	Canadian Dollar	Sell	7/18/12	1,951,624	1,911,705	(39,919)

	Canadian Dollar	Sell	8/16/12	1,950,374	1,925,633	(24,741)

	Euro	Buy	7/18/12	580,047	569,901	10,146

	Euro	Sell	7/18/12	580,047	572,091	(7,956)

	Euro	Sell	8/16/12	580,200	570,039	(10,161)

	Norwegian Krone	Buy	7/18/12	875,628	858,529	17,099

	Norwegian Krone	Sell	7/18/12	875,628	853,115	(22,513)

	Norwegian Krone	Sell	8/16/12	874,715	857,806	(16,909)

	Swiss Franc	Buy	7/18/12	509,261	502,590	6,671

	Swiss Franc	Sell	7/18/12	509,261	499,819	(9,442)

	Swiss Franc	Buy	8/16/12	509,624	500,166	9,458

Westpac Banking Corp.

	Australian Dollar	Buy	7/18/12	2,385,250	2,266,155	119,095

	Australian Dollar	Sell	7/18/12	2,385,250	2,340,801	(44,449)

	Australian Dollar	Buy	8/16/12	2,378,793	2,334,593	44,200

	British Pound	Buy	7/18/12	2,166,846	2,147,209	19,637

	British Pound	Sell	7/18/12	2,166,846	2,125,659	(41,187)

	British Pound	Sell	8/16/12	2,166,682	2,147,015	(19,667)

	Canadian Dollar	Buy	7/18/12	1,146,073	1,131,775	14,298

	Canadian Dollar	Sell	7/18/12	1,146,073	1,122,885	(23,188)

	Canadian Dollar	Sell	8/16/12	1,145,339	1,131,117	(14,222)

	Euro	Buy	7/18/12	2,367,650	2,335,784	31,866

	Euro	Sell	7/18/12	2,367,650	2,339,170	(28,480)

	Euro	Buy	8/16/12	1,714,902	1,684,906	29,996

	Japanese Yen	Buy	7/18/12	13,622,332	13,718,096	(95,764)

	Japanese Yen	Sell	7/18/12	13,622,332	13,906,649	284,317

	Japanese Yen	Sell	8/16/12	13,627,760	13,723,803	96,043

Total						$449,845

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$—	$18,627,629	$—

Consumer staples	1,474,694	15,134,885	—

Energy	3,364,185	21,613,517	—

Financials	6,639,311	46,476,663	—

Health care	1,542,104	15,160,826	—

Industrials	—	16,330,860	—

Information technology	272,640	7,301,768	—

Materials	—	11,442,119	—

Telecommunication services	2,197,466	10,417,737	—

Utilities	—	8,908,481	—

Total common stocks	15,490,400	171,414,485	—

Short-term investments	$1,877,392	$3,543,254	$—

Totals by level	$17,367,792	$174,957,739	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	449,845	—

Totals by level	$—	$449,845	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/12

ASSETS

Investment in securities, at value, including $2,305,829 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $186,006,585)	$188,847,971
Affiliated issuers (identified cost $3,477,560) (Notes 1 and 6)	3,477,560

Foreign currency (cost $59,996) (Note 1)	59,996

Dividends, interest and other receivables	1,200,989

Receivable for shares of the fund sold	40,450

Receivable for investments sold	4,152,594

Unrealized appreciation on forward currency contracts (Note 1)	4,206,145

Total assets	201,985,705

LIABILITIES

Payable for investments purchased	1,313,001

Payable for shares of the fund repurchased	268,582

Payable for compensation of Manager (Note 2)	106,442

Payable for investor servicing fees (Note 2)	104,775

Payable for custodian fees (Note 2)	16,015

Payable for Trustee compensation and expenses (Note 2)	129,928

Payable for administrative services (Note 2)	367

Payable for distribution fees (Note 2)	124,238

Unrealized depreciation on forward currency contracts (Note 1)	3,756,300

Collateral on securities loaned, at value (Note 1)	2,266,320

Collateral on certain derivative contracts, at value (Note 1)	666,152

Other accrued expenses	113,639

Total liabilities	8,865,759

Net assets	$193,119,946

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$508,457,651

Undistributed net investment income (Note 1)	2,043,295

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(320,664,920)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,283,920

Total — Representing net assets applicable to capital shares outstanding	$193,119,946

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($167,513,006 divided by 19,623,267 shares)	$8.54

Offering price per class A share (100/94.25 of $8.54)*	$9.06

Net asset value and offering price per class B share ($8,624,080 divided by 1,020,027 shares)**	$8.45

Net asset value and offering price per class C share ($7,694,334 divided by 908,572 shares)**	$8.47

Net asset value and redemption price per class M share ($3,250,564 divided by 380,739 shares)	$8.54

Offering price per class M share (100/96.50 of $8.54)*	$8.85

Net asset value, offering price and redemption price per class R share
($2,014,686 divided by 239,453 shares)	$8.41

Net asset value, offering price and redemption price per class Y share
($4,023,276 divided by 470,303 shares)	$8.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $671,173)	$7,180,510

Interest (including interest income of $2,228 from investments in affiliated issuers) (Note 6)	3,314

Securities lending (Note 1)	160,029

Total investment income	7,343,853

EXPENSES

Compensation of Manager (Note 2)	1,464,765

Investor servicing fees (Note 2)	736,700

Custodian fees (Note 2)	47,960

Trustee compensation and expenses (Note 2)	18,363

Administrative services (Note 2)	6,805

Distribution fees — Class A (Note 2)	473,234

Distribution fees — Class B (Note 2)	106,198

Distribution fees — Class C (Note 2)	87,241

Distribution fees — Class M (Note 2)	30,928

Distribution fees — Class R (Note 2)	10,836

Other	172,003

Fees waived and reimbursed by Manager (Note 2)	(3,400)

Total expenses	3,151,633

Expense reduction (Note 2)	(6,302)

Net expenses	3,145,331

Net investment income	4,198,522

Net realized loss on investments (Notes 1 and 3)	(7,355,513)

Net realized loss on foreign currency transactions (Note 1)	(2,107,265)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	163,640

Net unrealized depreciation of investments during the year	(35,448,851)

Net loss on investments	(44,747,989)

Net decrease in net assets resulting from operations	$(40,549,467)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/12	Year ended 6/30/11

Operations:
Net investment income	$4,198,522	$4,254,346

Net realized gain (loss) on investments
and foreign currency transactions	(9,462,778)	37,919,640

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(35,285,211)	43,848,826

Net increase (decrease) in net assets resulting
from operations	(40,549,467)	86,022,812

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,624,341)	(3,350,667)

Class B	(435,998)	(77,858)

Class C	(368,158)	(65,925)

Class M	(196,878)	(44,410)

Class R	(106,493)	(29,489)

Class Y	(234,821)	(78,471)

Increase in capital from settlement payments (Note 8)	450,462	29,495

Redemption fees (Note 1)	2,244	2,737

Decrease from capital share transactions (Note 4)	(37,042,704)	(62,121,420)

Total increase (decrease) in net assets	(88,106,154)	20,286,804

NET ASSETS

Beginning of year	281,226,100	260,939,296

End of year (including undistributed net investment income
of $2,043,295 and $10,454,994, respectively)	$193,119,946	$281,226,100

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d,e]	net assets (%) [d]	turnover (%)

Class A
June 30, 2012	$10.53	.18	(1.73)	(1.55)	(.46)	—	—	(.46)	—	.02 [f,g]	$8.54	(14.26)	$167,513	1.37	2.00	45
June 30, 2011	7.88	.15	2.63	2.78	(.13)	—	—	(.13)	—	— [h,i]	10.53	35.44	241,467	1.37	1.56	52
June 30, 2010	7.67	.16	.07	.23	(.03)	—	—	(.03)	—	.01 [j]	7.88	3.08	222,114	1.47	1.81	87
June 30, 2009	12.54	.18	(4.96)	(4.78)	(.12)	—	— [b]	(.12)	—	.03 [k,l]	7.67	(37.76)	271,778	1.34	2.11	92
June 30, 2008	17.36	.26	(2.51)	(2.25)	(.35)	(2.22)	—	(2.57)	—	—	12.54	(14.26)	751,388	1.30	1.72	65

Class B
June 30, 2012	$10.39	.10	(1.69)	(1.59)	(.37)	—	—	(.37)	—	.02 [f,g]	$8.45	(14.94)	$8,624	2.12	1.16	45
June 30, 2011	7.77	.07	2.59	2.66	(.04)	—	—	(.04)	—	— [h,i]	10.39	34.31	15,096	2.12	.72	52
June 30, 2010	7.59	.09	.08	.17	—	—	—	—	—	.01 [j]	7.77	2.37	17,728	2.22	1.00	87
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	—	—	.03 [k,l]	7.59	(38.24)	27,912	2.09	1.30	92
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	—	(2.42)	—	—	12.29	(14.93)	94,624	2.05	.77	65

Class C
June 30, 2012	$10.43	.11	(1.71)	(1.60)	(.38)	—	—	(.38)	—	.02 [f,g]	$8.47	(14.95)	$7,694	2.12	1.23	45
June 30, 2011	7.81	.08	2.60	2.68	(.06)	—	—	(.06)	—	— [h,i]	10.43	34.31	11,310	2.12	.81	52
June 30, 2010	7.63	.09	.08	.17	—	—	—	—	—	.01 [j]	7.81	2.36	10,352	2.22	1.06	87
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	—	— [b]	(.02)	—	.03 [k,l]	7.63	(38.16)	13,116	2.09	1.37	92
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	—	(2.44)	—	—	12.37	(14.93)	34,789	2.05	.90	65

Class M
June 30, 2012	$10.52	.12	(1.71)	(1.59)	(.41)	—	—	(.41)	—	.02 [f,g]	$8.54	(14.70)	$3,251	1.87	1.41	45
June 30, 2011	7.88	.11	2.61	2.72	(.08)	—	—	(.08)	—	— [h,i]	10.52	34.63	5,337	1.87	1.08	52
June 30, 2010	7.68	.12	.07	.19	—	—	—	—	—	.01 [j]	7.88	2.60	4,648	1.97	1.32	87
June 30, 2009	12.47	.13	(4.91)	(4.78)	(.04)	—	— [b]	(.04)	—	.03 [k,l]	7.68	(38.06)	5,525	1.84	1.59	92
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26)	(2.22)	—	(2.48)	—	—	12.47	(14.62)	16,115	1.80	1.17	65

Class R
June 30, 2012	$10.38	.16	(1.71)	(1.55)	(.44)	—	—	(.44)	—	.02 [f,g]	$8.41	(14.51)	$2,015	1.62	1.81	45
June 30, 2011	7.78	.13	2.59	2.72	(.12)	—	—	(.12)	—	— [h,i]	10.38	35.00	2,560	1.62	1.38	52
June 30, 2010	7.58	.14	.06	.20	(.01)	—	—	(.01)	—	.01 [j]	7.78	2.80	1,928	1.72	1.58	87
June 30, 2009	12.40	.17	(4.91)	(4.74)	(.11)	—	— [b]	(.11)	—	.03 [k,l]	7.58	(37.90)	2,057	1.59	2.14	92
June 30, 2008	17.21	.26	(2.52)	(2.26)	(.33)	(2.22)	—	(2.55)	—	—	12.40	(14.43)	2,835	1.55	1.81	65

Class Y
June 30, 2012	$10.56	.20	(1.74)	(1.54)	(.49)	—	—	(.49)	—	.02 [f,g]	$8.55	(14.14)	$4,023	1.12	2.24	45
June 30, 2011	7.91	.19	2.62	2.81	(.16)	—	—	(.16)	—	— [h,i]	10.56	35.66	5,455	1.12	1.90	52
June 30, 2010	7.69	.16	.10	.26	(.05)	—	—	(.05)	—	.01 [j]	7.91	3.45	4,168	1.22	1.79	87
June 30, 2009	12.61	.22	(5.01)	(4.79)	(.16)	—	— [b]	(.16)	—	.03 [k,l]	7.69	(37.62)	31,021	1.09	2.70	92
June 30, 2008	17.44	.31	(2.53)	(2.22)	(.39)	(2.22)	—	(2.61)	—	—	12.61	(14.02)	42,488	1.05	2.11	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. For the periods ended June 30, 2011 and June 30, 2012, the amount reflects the waiver, by Putnam Management, of certain proxy related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2012	<0.01%

June 30, 2011	0.03

June 30, 2010	0.06

June 30, 2009	0.17

June 30, 2008	<0.01

June 30, 2007	0.01

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.01 per share outstanding on July 21, 2011 (Note 8).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

l Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from July 1, 2011 through June 30, 2012.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth. Current income is a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $267,300,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $820,904 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $707,377.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,305,829 and the fund received cash collateral of $2,266,320.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2012, the fund had a capital loss carryover of $307,018,184 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,461,707	$—	$1,461,707	—*

126,940,889	—	126,940,889	June 30, 2017

178,615,588	—	178,615,588	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $11,356,523 recognized during the period between November 1, 2011 and June 30, 2012 to its fiscal year ending 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, foreign currency gains and losses, unrealized gains and losses on passive foreign investment companies, foreign tax credits, restitution payments and corporate action adjustments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,643,532 to decrease undistributed net investment income, $450,461 to decrease paid-in-capital and $2,093,993 to decrease to accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$21,029,542
Unrealized depreciation	(20,478,368)

Net unrealized appreciation	551,174
Undistributed ordinary income	$2,465,145
Capital loss carryforward	($307,018,184)
Post-October capital loss deferral	($11,356,523)
Cost for federal income tax purposes	$191,774,357

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Value Index (Net Dividends) — each measured over the performance period. Effective July 1, 2011, the fund’s benchmark index is the MSCI EAFE Value Index (ND). Before July 1, 2011, the fund’s benchmark index was the S&P Developed/Ex-U.S. LargeMidCap Value Index. Because the performance adjustment is based on a rolling thirty-six month performance period (or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed), there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (S&P Developed/Ex-U.S LargeMidCap Value Index) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI EAFE Value Index (ND)) for the remainder of the period.

The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.706% of the fund’s average net assets before a decrease of $80,949 (0.037% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also agreed to reimburse the fund for certain proxy related costs. This amounted to $3,400 for the reporting period.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $460 under the expense offset arrangements and by $5,842 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $167, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,267 and $194 from the sale of class A and class M shares, respectively, and received $7,231 and $265 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $98,425,765 and $143,312,099, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/12		Year ended 6/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	974,507	$8,628,473	1,312,367	$12,838,392

Shares issued in connection with
reinvestment of distributions	1,112,156	8,941,735	315,680	3,093,667

	2,086,663	17,570,208	1,628,047	15,932,059

Shares repurchased	(5,394,122)	(47,552,634)	(6,867,034)	(66,922,455)

Net decrease	(3,307,459)	$(29,982,426)	(5,238,987)	$(50,990,396)

	Year ended 6/30/12		Year ended 6/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	74,767	$650,908	81,668	$791,266

Shares issued in connection with
reinvestment of distributions	51,479	411,828	7,534	73,229

	126,246	1,062,736	89,202	864,495

Shares repurchased	(558,483)	(4,939,441)	(918,153)	(8,792,620)

Net decrease	(432,237)	$(3,876,705)	(828,951)	$(7,928,125)

	Year ended 6/30/12		Year ended 6/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	57,515	$494,432	59,971	$579,546

Shares issued in connection with
reinvestment of distributions	37,609	301,248	5,336	52,031

	95,124	795,680	65,307	631,577

Shares repurchased	(271,323)	(2,369,528)	(306,794)	(2,939,243)

Net decrease	(176,199)	$(1,573,848)	(241,487)	$(2,307,666)

	Year ended 6/30/12		Year ended 6/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	13,512	$118,879	36,051	$359,183

Shares issued in connection with
reinvestment of distributions	23,517	189,786	4,324	42,461

	37,029	308,665	40,375	401,644

Shares repurchased	(163,597)	(1,454,240)	(123,117)	(1,188,925)

Net decrease	(126,568)	$(1,145,575)	(82,742)	$(787,281)

	Year ended 6/30/12		Year ended 6/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	81,698	$706,896	75,009	$722,954

Shares issued in connection with
reinvestment of distributions	13,080	103,859	2,975	28,801

	94,778	810,755	77,984	751,755

Shares repurchased	(101,853)	(879,725)	(79,265)	(780,979)

Net decrease	(7,075)	$(68,970)	(1,281)	$(29,224)

	Year ended 6/30/12		Year ended 6/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	74,872	$714,094	107,623	$1,078,073

Shares issued in connection with
reinvestment of distributions	27,299	219,755	7,406	72,723

	102,171	933,849	115,029	1,150,796

Shares repurchased	(148,445)	(1,329,029)	(125,645)	(1,229,524)

Net decrease	(46,274)	$(395,180)	(10,616)	$(78,728)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$4,206,145	Payables	$3,756,300

Total		$4,206,145		$3,756,300

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(1,981,038)	$(1,981,038)

Total	$(1,981,038)	$(1,981,038)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$178,873	$178,873

Total	$178,873	$178,873

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,228 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $56,879,166 and $60,312,827, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $348,323 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9,571 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

For the reporting period, interest and dividends from foreign countries were $7,805,058 or $0.34 per share (for all classes of shares). Taxes paid to foreign countries were $671,173 or $0.03 per share (for all classes of shares).

The fund designated 1.48% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,387 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Michael J. Higgins
	Robert J. Darretta	Vice President and Treasurer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Janet C. Smith
57–59 St James’s Street	Elizabeth T. Kennan	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Susan G. Malloy
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	James P. Pappas
Marketing Services	President	Vice President
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer,	BSA Compliance Officer
Custodian	and Compliance Liaison
State Street Bank		Judith Cohen
and Trust Company	Steven D. Krichmar	Vice President, Clerk,
	Vice President and	and Associate Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
	Robert T. Burns	Vice President, Proxy Manager,
Independent Registered	Vice President and	Assistant Clerk, and
Public Accounting Firm	Chief Legal Officer	Associate Treasurer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2012	$56,665	$--	$11,298	$420
June 30, 2011	$64,375	$--	$8,295	$ —

For the fiscal years ended June 30, 2012 and June 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $204,732 and $ 236,516 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2012	$ —	$76,005	$ —	$ —

June 30, 2011	$ —	$191,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Annual report 6|30|12

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Annual report
6 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	22

Federal tax information	45

About the Trustees	46

Officers	48

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The manager of Putnam Small Cap Growth Fund looks for small companies that she believes have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than do their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects.

In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering opportunities.

The fund’s manager works closely with Putnam’s analysts to seek stocks across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has resources to help identify small-cap stocks with attractive growth potential.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those believed to offer growth potential.

Quality The manager evaluates high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

Pam, the 12 months ended June 30, 2012, were difficult for the stock market, and particularly for small-cap growth stocks. What can you tell us about conditions?

It was a challenging period, and the stock market whipsawed as investors grew increasingly concerned about macroeconomic issues, such as the European debt crisis and slowing growth in China.

The turbulence began shortly after the start of the period in July 2011, when a generally dismal outlook for global economic growth resulted in sharp declines across world stock markets. Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling. Despite a dramatic recovery for the stock market in October, high levels of volatility continued through the close of 2011.

Small-company stocks in particular, which are the focus of the fund, struggled in this environment. In addition, investors favored companies in defensive sectors — those that are perceived as a safe haven when economic growth and stock market performance are weak.

My focus tends to be on cyclical stocks — whose performance is closely tied to the overall economy. In the first three months of 2012, cyclical stocks rebounded, but then turned turbulent again and remained so through the close of the period.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

For the fiscal year, the fund’s performance lagged that of its benchmark, the Russell 2000 Growth Index, and the average return for funds in its Lipper peer group.

Within the fund’s portfolio, what strategies or holdings helped fund performance for the period?

One of the top contributors to performance was the stock of LeapFrog Enterprises, a developer of technology-based educational entertainment for children. The stock was attractively priced, in our view, as investors became concerned about competition from Apple’s iPad. However, the company has continued to develop popular and relevant products, such as the LeapPad learning tablet, and LeapFrog’s sales growth has been very strong, resulting in an impressive rise in its stock price.

Another highlight for the period was Allot Communications, an Israel-based technology company. Allot specializes in deep packet inspection (DPI) technology that enables businesses — such as mobile phone carriers — to manage traffic according to content, user preferences, and operator performance objectives. As usage skyrockets for mobile devices such as phones and tablets, this company has benefited, and we remain optimistic about its long-term growth prospects.

Also contributing to fund performance was American Vanguard, a specialty chemical manufacturer. The company’s earnings have been very strong, due in part to increased demand for its granular soil insecticides, which are used to protect crops.

Shares of DXP Enterprises also rose during the period. DXP provides maintenance products, equipment, and services to U.S. industrial and food companies as well as to global energy companies. DXP has delivered solid earnings growth over several quarters and recently acquired two companies.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

Which strategies or stocks held back performance for the period?

The stock of EchoStar, which maintains a satellite fleet for telecommunications companies and designs and manufactures set-top boxes, suffered during the market’s broad-based flight to quality — in which investors favored companies in more defensive sectors.

Another detractor from performance was Polypore International, which was one of the top performers in the fund’s previous fiscal year. Polypore makes specialized membranes used in separation and filtration processes for lithium ion batteries, which are used in electronic devices such as smartphones and cameras. It also makes separators for electric-car batteries. Polypore’s stock declined recently as investors became concerned about the company’s spending on significant capacity expansion at a time when key markets, such as China, were showing signs of slowing growth. In addition, one of Polypore’s customers announced plans to produce its own separators, raising concerns about increased competition. Polypore International was no longer held by the fund at the end of the reporting period.

Concerns about lower demand for solar and wind energy due to Europe’s slowing economy and austerity measures had a negative effect on the stock of OM Group. The company is a provider of specialty chemicals, advanced materials, electrochemical energy storage, and technologies. OM’s stock was also pressured by concerns that decreasing cobalt prices and slowing semiconductor sales would hurt its profit margins. The fund

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/12. Short-term holdings are excluded. Holdings will vary over time.

7

no longer held a position in OM Group at the end of the reporting period.

What is your outlook for the markets and the fund?

Our goal is to find small, growing companies that have the potential to continue to grow rapidly and prosper. At the same time, we seek companies whose stocks have attractive valuations relative to their long-term growth potential. This “growth at a reasonable price” strategy has not been rewarded in the market environment of the past 12 months. As global economic conditions became more uncertain, investors fled to stocks that they perceived as the least risky — typically large companies, in defensive sectors such as utilities and telecommunications, with little or no exposure to international markets. These stocks do not meet our selection criteria, and they have been more expensive than the cyclical stocks we target for the fund.

I believe the environment of financial market volatility and slower growth prospects for businesses may continue for some time. Many global macroeconomic challenges have yet to be resolved, and I believe investors will likely respond to the uncertainty by seeking out defensive stocks.

To take advantage of opportunities in this environment, we may be a bit less stringent in our valuation approach, but will continue to follow our disciplined investment process. This includes targeting smaller companies that, in our view, have sound business models and steadily growing cash flows. Backed by a team of equity analysts, I remain focused on individual companies and their growth potential, selecting holdings for the fund based on careful macroeconomic, market, sector, and stock research.

Thank you, Pam, for your time and insights.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. A CFA charterholder, she has been in the investment industry since she originally joined Putnam in 2000.

IN THE NEWS

European policymakers in late June made further progress toward solving the eurozone’s crippling debt problems. While Europe’s leaders did not devise a comprehensive plan to solve the debt crisis that has hampered global stock markets and economic growth, at the June 28–29 Brussels summit, policymakers made a series of announcements that suggested a bolder move toward reaching fiscal stability and unity within the 17-nation eurozone. Chief among these was the decision to allow two European bailout funds to inject money directly into troubled European banks, rather than make loans to governments to bail out the banks. The move permits the bailout funds to rescue banks without putting fiscally stressed countries deeper in debt. While concerns remain, many market observers feel that the latest proposals could lay the groundwork for an eventual resolution.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.43%	8.99%	8.64%	8.64%	8.61%	8.61%	8.89%	8.63%	9.16%	9.59%

10 years	61.06	51.83	49.85	49.85	49.33	49.33	53.29	47.94	57.22	64.52
Annual average	4.88	4.26	4.13	4.13	4.09	4.09	4.36	3.99	4.63	5.10

5 years	–13.32	–18.29	–16.29	–17.73	–16.58	–16.58	–15.49	–18.44	–14.40	–12.29
Annual average	–2.82	–3.96	–3.49	–3.83	–3.56	–3.56	–3.31	–3.99	–3.06	–2.59

3 years	60.58	51.32	57.42	54.42	56.86	56.86	58.12	52.55	59.27	61.74
Annual average	17.10	14.81	16.33	15.58	16.19	16.19	16.50	15.12	16.78	17.38

1 year	–7.92	–13.23	–8.37	–12.95	–8.65	–9.56	–8.45	–11.67	–8.18	–7.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 6/30/12

		Lipper Small-Cap Growth Funds
	Russell 2000 Growth Index	category average*

Annual average (life of fund)	3.90%	5.68%

10 years	104.06	92.03
Annual average	7.39	6.63

5 years	10.36	5.78
Annual average	1.99	1.00

3 years	64.68	63.73
Annual average	18.09	17.76

1 year	–2.71	–5.06

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/12, there were 513, 447, 394, 258, and 131 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,985 and $14,933, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,794 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,722 and $16,452, respectively.

11

Fund price and distribution information For the 12-month period ended 6/30/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/11	$19.95	$21.17	$18.40	$18.39	$18.93	$19.62	$19.55	$20.39

6/30/12	18.37	19.49	16.86	16.80	17.33	17.96	17.95	18.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/11	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 6/30/12*†	1.31%	1.34%‡	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 6/30/12.

‡ Reflects a voluntary waiver, which was in effect for two months of the six-month period, of a portion of the class B distribution (12b-1) fees.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2012, to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.70	$6.84	$10.51	$9.24	$7.97	$5.42

Ending value (after expenses)	$1,056.40	$1,053.80	$1,052.00	$1,053.50	$1,054.60	$1,057.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2012, use the following calculation method. To find the value of your investment on January 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.57	$6.72	$10.32	$9.07	$7.82	$5.32

Ending value (after expenses)	$1,018.35	$1,018.20	$1,014.62	$1,015.86	$1,017.11	$1,019.59

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 29, 2012, Putnam employees had approximately $330,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

16

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently

17

low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on

18

average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 511, 444 and 388 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three- and five-year periods ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2007 and 2009. They noted Putnam Management’s view that performance in 2009 suffered as a result of the fund’s defensive positioning going

19

into the market rally that began in March 2009, as well as poor stock selection in the industrials and heath care sectors, and that performance in 2007 was also hurt by poor stock selection.

The Trustees considered steps that Putnam Management had taken to support improved performance. They observed that, in April 2010, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that there had been a modest improvement in the fund’s relative performance under this portfolio manager. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor

20

or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “fund”) at June 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2012 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2012

23

The fund’s portfolio 6/30/12

COMMON STOCKS (96.3%)*	Shares	Value

Airlines (1.0%)
Alaska Air Group, Inc. †	17,100	$613,890

US Airways Group, Inc. †	37,600	501,208

		1,115,098
Auto components (1.0%)
Cooper Tire & Rubber Co.	34,100	598,114

Dana Holding Corp.	44,300	567,483

		1,165,597
Automobiles (0.2%)
Thor Industries, Inc. S	7,200	197,352

		197,352
Biotechnology (2.7%)
Affymax, Inc. † S	32,800	422,464

Amarin Corp. PLC ADR (Ireland) † S	14,500	209,670

Cubist Pharmaceuticals, Inc. †	20,344	771,241

PDL BioPharma, Inc. S	60,500	401,115

Spectrum Pharmaceuticals, Inc. † S	55,718	866,972

United Therapeutics Corp. † S	7,970	393,559

		3,065,021
Capital markets (1.1%)
FXCM, Inc. Class A	28,760	338,218

HFF, Inc. Class A †	60,100	837,794

		1,176,012
Chemicals (4.6%)
American Vanguard Corp. S	12,851	341,708

Georgia Gulf Corp. †	13,100	336,277

Innophos Holdings, Inc. S	11,749	663,349

Innospec, Inc. †	25,048	741,671

Landec Corp. †	80,100	685,656

LSB Industries, Inc. †	30,305	936,728

PolyOne Corp.	47,302	647,091

Tronox, Ltd. Class A † S	2,100	253,512

W.R. Grace & Co. †	10,753	542,489

		5,148,481
Commercial banks (0.7%)
East West Bancorp, Inc.	35,472	832,173

		832,173
Commercial services and supplies (1.5%)
InnerWorkings, Inc. †	38,388	519,390

KAR Auction Services, Inc. †	28,901	496,808

Standard Parking Corp. †	31,800	684,336

		1,700,534
Communications equipment (4.2%)
Aruba Networks, Inc. † S	31,083	467,799

Brocade Communications Systems, Inc. †	112,500	554,625

EchoStar Corp. Class A †	81,535	2,154,159

InterDigital, Inc.	6,279	185,293

Ixia † S	28,626	344,085

Plantronics, Inc.	15,700	524,380

Procera Networks, Inc. †	21,100	512,941

		4,743,282

24

COMMON STOCKS (96.3%)* cont.	Shares	Value

Computers and peripherals (0.1%)
Silicon Graphics International Corp. † S	19,984	$128,297

		128,297
Construction and engineering (0.6%)
Great Lakes Dredge & Dock Corp.	93,400	665,008

		665,008
Distributors (0.4%)
VOXX International Corp. †	47,847	445,934

		445,934
Diversified consumer services (0.4%)
Coinstar, Inc. †	5,900	405,094

		405,094
Diversified financial services (0.5%)
Interactive Brokers Group, Inc. Class A	40,420	594,982

		594,982
Diversified telecommunication services (0.5%)
Cincinnati Bell, Inc. † S	92,120	342,686

Premiere Global Services, Inc. †	29,144	244,518

		587,204
Electrical equipment (2.6%)
AZZ, Inc. S	7,200	441,072

EnerSys †	15,600	547,092

Franklin Electric Co., Inc. S	18,397	940,639

Generac Holdings, Inc.	21,379	514,379

Global Power Equipment Group, Inc.	20,242	442,085

		2,885,267
Electronic equipment, instruments, and components (2.5%)
Coherent, Inc. †	9,071	392,774

FEI Co. † S	13,060	624,790

GSI Group, Inc. †	40,900	468,714

MTS Systems Corp.	13,733	529,407

Newport Corp. †	18,941	227,671

RealD, Inc. †	39,900	596,904

		2,840,260
Energy equipment and services (1.7%)
Basic Energy Services, Inc. † S	31,095	320,900

Helix Energy Solutions Group, Inc. † S	46,412	761,621

Key Energy Services, Inc. † S	43,750	332,500

Mitcham Industries, Inc. †	28,825	489,160

		1,904,181
Health-care equipment and supplies (4.2%)
ABIOMED, Inc. †	35,957	820,539

Conmed Corp. S	23,296	644,600

GenMark Diagnostics, Inc. †	34,478	149,635

Greatbatch, Inc. †	27,482	624,116

Hill-Rom Holdings, Inc.	14,800	456,580

OraSure Technologies, Inc. † S	75,020	843,225

RTI Biologics, Inc. †	107,408	403,854

STAAR Surgical Co. †	95,420	741,413

		4,683,962
Health-care providers and services (3.1%)
AmSurg Corp. †	11,141	334,007

Centene Corp. †	5,868	176,979

25

COMMON STOCKS (96.3%)* cont.	Shares	Value

Health-care providers and services cont.
HealthSouth Corp. † S	32,000	$744,320

HMS Holdings Corp. †	3,053	101,695

Metropolitan Health Networks, Inc. †	79,410	759,954

Molina Healthcare, Inc. † S	14,939	350,469

Omnicare, Inc.	13,900	434,097

WellCare Health Plans, Inc. †	11,550	612,150

		3,513,671
Health-care technology (1.8%)
athenahealth, Inc. †	5,161	408,596

Computer Programs & Systems, Inc.	7,567	432,984

MedAssets, Inc. †	50,000	672,500

Quality Systems, Inc. S	18,400	506,184

		2,020,264
Hotels, restaurants, and leisure (3.4%)
AFC Enterprises †	53,537	1,238,846

Ameristar Casinos, Inc.	43,325	769,885

Cheesecake Factory, Inc. (The) †	17,800	568,888

Papa John’s International, Inc. †	9,100	432,887

Shuffle Master, Inc. †	16,500	227,700

Town Sports International Holdings, Inc. †	46,192	613,892

		3,852,098
Household durables (0.2%)
Tempur-Pedic International, Inc. †	10,300	240,917

		240,917
Industrial conglomerates (0.5%)
Standex International Corp.	12,600	536,382

		536,382
Internet and catalog retail (0.8%)
HSN, Inc.	21,862	882,132

		882,132
Internet software and services (1.0%)
Constant Contact, Inc. † S	20,700	370,116

LivePerson, Inc. † S	25,752	490,833

ValueClick, Inc. †	15,993	262,125

		1,123,074
IT Services (2.7%)
Acxiom Corp. †	34,500	521,295

Cardtronics, Inc. †	26,600	803,586

Global Cash Access Holdings, Inc. †	92,000	663,320

NeuStar, Inc. Class A † S	10,181	340,045

TNS, Inc. †	40,944	734,535

		3,062,781
Leisure equipment and products (1.6%)
Brunswick Corp. S	15,504	344,499

LeapFrog Enterprises, Inc. †	71,207	730,584

Smith & Wesson Holding Corp. †	84,900	705,519

		1,780,602
Life sciences tools and services (0.4%)
Charles River Laboratories International, Inc. †	13,900	455,364

		455,364

26

COMMON STOCKS (96.3%)* cont.	Shares	Value

Machinery (3.5%)
Cascade Corp. S	11,344	$533,735

Chart Industries, Inc. † S	10,571	726,862

Kadant, Inc. †	15,100	354,095

L.B. Foster Co. Class A	11,344	324,552

NACCO Industries, Inc. Class A	3,448	400,830

TriMas Corp. † S	37,782	759,418

Valmont Industries, Inc.	6,700	810,499

		3,909,991
Media (0.5%)
Sinclair Broadcast Group, Inc. Class A	66,547	602,916

		602,916
Metals and mining (0.4%)
Horsehead Holding Corp. †	44,843	446,636

		446,636
Multiline retail (1.1%)
Big Lots, Inc. † S	18,232	743,683

Dillards, Inc. Class A	6,865	437,163

		1,180,846
Oil, gas, and consumable fuels (4.0%)
Clayton Williams Energy, Inc. †	9,318	450,805

Cloud Peak Energy, Inc. † S	25,600	432,896

CVR Energy, Inc. (Escrow) † F	26,639	—

Delek US Holdings, Inc.	28,800	506,592

Rosetta Resources, Inc. †	12,013	440,156

Stone Energy Corp. † S	32,774	830,493

Swift Energy Co. † S	13,876	258,232

Vaalco Energy, Inc. †	61,900	534,197

W&T Offshore, Inc.	43,494	665,458

Western Refining, Inc.	18,130	403,755

		4,522,584
Paper and forest products (0.7%)
Buckeye Technologies, Inc.	11,300	321,937

KapStone Paper and Packaging Corp. †	27,627	437,888

		759,825
Personal products (0.8%)
Nu Skin Enterprises, Inc. Class A S	7,359	345,137

Prestige Brands Holdings, Inc. †	31,500	498,015

		843,152
Pharmaceuticals (8.4%)
Elan Corp. PLC ADR (Ireland) †	65,000	948,350

Hi-Tech Pharmacal Co., Inc. † S	23,125	749,250

Jazz Pharmaceuticals PLC (Ireland) †	32,905	1,481,054

Medicines Co. (The) †	48,618	1,115,297

Medicis Pharmaceutical Corp. Class A S	20,408	696,933

Obagi Medical Products, Inc. †	67,222	1,026,480

Par Pharmaceutical Cos., Inc. †	27,811	1,005,090

Pernix Therapeutics Holdings †	25,570	186,405

Questcor Pharmaceuticals, Inc. † S	13,188	702,129

Salix Pharmaceuticals, Ltd. †	6,182	336,548

27

COMMON STOCKS (96.3%)* cont.	Shares	Value

Pharmaceuticals cont.
ViroPharma, Inc. † S	28,024	$664,169

Warner Chilcott PLC Class A (Ireland) †	27,000	483,840

		9,395,545
Professional services (0.3%)
Acacia Research Corp. †	7,787	289,988

Barrett Business Services, Inc.	3,286	69,466

		359,454
Real estate investment trusts (REITs) (1.8%)
Apollo Commercial Real Estate Finance, Inc.	43,800	703,866

Apollo Residential Mortgage, Inc.	19,700	379,816

Omega Healthcare Investors, Inc.	24,800	558,000

Sovran Self Storage, Inc.	6,600	330,594

		1,972,276
Real estate management and development (1.6%)
Jones Lang LaSalle, Inc.	12,100	851,477

St. Joe Co. (The) † S	58,518	925,170

		1,776,647
Road and rail (1.8%)
Avis Budget Group, Inc. † S	65,591	996,983

Dollar Thrifty Automotive Group †	6,013	486,812

Swift Transportation Co. †	60,368	570,478

		2,054,273
Semiconductors and semiconductor equipment (3.8%)
Cirrus Logic, Inc. †	21,418	639,970

Entegris, Inc. †	46,880	400,355

Nova Measuring Instruments, Ltd. (Israel) †	71,814	626,218

Omnivision Technologies, Inc. † S	13,876	185,383

Photronics, Inc. † S	75,292	459,281

RF Micro Devices, Inc. †	105,700	449,225

Rudolph Technologies, Inc. † S	57,900	504,888

Skyworks Solutions, Inc. †	15,900	435,183

Teradyne, Inc. † S	37,071	521,218

		4,221,721
Software (10.7%)
Actuate Corp. †	159,302	1,103,963

Allot Communications, Ltd. (Israel) †	30,862	859,815

Aspen Technology, Inc. †	26,537	614,332

BroadSoft, Inc. †	11,445	331,447

Concur Technologies, Inc. †	9,825	669,083

Fair Isaac Corp. S	23,737	1,003,600

JDA Software Group, Inc. †	19,700	584,893

Manhattan Associates, Inc. †	11,930	545,320

Mentor Graphics Corp. †	36,900	553,500

Monotype Imaging Holdings, Inc. †	26,833	449,989

Netscout Systems, Inc. †	42,500	917,575

Parametric Technology Corp. †	23,100	484,176

QLIK Technologies, Inc. †	16,600	367,192

RealPage, Inc. †	20,300	470,148

Synchronoss Technologies, Inc. † S	11,131	205,590

Tangoe, Inc. †	15,600	332,436

28

COMMON STOCKS (96.3%)* cont.	Shares	Value

Software cont.
TIBCO Software, Inc. †	12,642	$378,249

Tyler Technologies, Inc. †	10,500	423,675

Ultimate Software Group, Inc. † S	7,697	685,957

VASCO Data Security International, Inc. †	74,300	607,774

Websense, Inc. †	25,828	483,758

		12,072,472
Specialty retail (7.2%)
Buckle, Inc. (The) S	12,053	476,937

Cabela’s, Inc. † S	23,500	888,535

Cato Corp. (The) Class A	12,863	391,807

Conn’s, Inc. †	25,221	373,271

Destination Maternity Corp.	29,800	643,680

DSW, Inc. Class A	6,357	345,821

Express, Inc. †	33,884	615,672

Finish Line, Inc. (The) Class A S	40,186	840,289

Genesco, Inc. †	7,388	444,388

GNC Holdings, Inc. Class A	13,300	521,360

Men’s Wearhouse, Inc. (The) S	11,243	316,378

Pier 1 Imports, Inc.	13,900	228,377

Sally Beauty Holdings, Inc. †	23,200	597,168

Select Comfort Corp. † S	24,059	503,314

Sonic Automotive, Inc. Class A S	67,528	923,108

		8,110,105
Textiles, apparel, and luxury goods (0.5%)
G-III Apparel Group, Ltd. † S	19,700	466,693

Perry Ellis International, Inc. † S	3,029	62,852

		529,545
Thrifts and mortgage finance (0.7%)
Ocwen Financial Corp. †	43,100	809,418

		809,418
Trading companies and distributors (2.5%)
Applied Industrial Technologies, Inc. S	21,847	805,062

Beacon Roofing Supply, Inc. † S	38,405	968,574

DXP Enterprises, Inc. †	25,550	1,060,070

		2,833,706

Total common stocks (cost $97,521,520)		$108,152,136

SHORT-TERM INVESTMENTS (22.8%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	21,305,717	$21,305,717

Putnam Money Market Liquidity Fund 0.12% [e]	4,295,284	4,295,284

Total short-term investments (cost $25,601,001)		$25,601,001

TOTAL INVESTMENTS

Total investments (cost $123,122,521)		$133,753,137

29

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2011 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $112,351,077.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$19,393,138	$—	$—

Consumer staples	843,152	—	—

Energy	6,426,765	—	—

Financials	7,161,508	—	—

Health care	23,133,827	—	—

Industrials	16,059,713	—	—

Information technology	28,191,887	—	—

Materials	6,354,942	—	—

Telecommunication services	587,204	—	—

Total common stocks	108,152,136	—	—

Short-term investments	4,295,284	21,305,717	—

Totals by level	$112,447,420	$21,305,717	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 6/30/12

ASSETS

Investment in securities, at value, including $21,547,531 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $97,521,520)	$108,152,136
Affiliated issuers (identified cost $25,601,001) (Notes 1 and 5)	25,601,001

Dividends, interest and other receivables	76,374

Receivable for shares of the fund sold	114,391

Receivable for investments sold	2,819,481

Total assets	136,763,383

LIABILITIES

Payable to custodian	128,273

Payable for investments purchased	2,305,767

Payable for shares of the fund repurchased	226,446

Payable for compensation of Manager (Note 2)	49,859

Payable for investor servicing fees (Note 2)	40,936

Payable for custodian fees (Note 2)	7,897

Payable for Trustee compensation and expenses (Note 2)	58,407

Payable for administrative services (Note 2)	218

Payable for distribution fees (Note 2)	72,192

Collateral on securities loaned, at value (Note 1)	21,305,717

Other accrued expenses	216,594

Total liabilities	24,412,306

Net assets	$112,351,077

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$187,793,478

Accumulated net investment loss (Note 1)	(253,809)

Accumulated net realized loss on investments (Note 1)	(85,819,208)

Net unrealized appreciation of investments	10,630,616

Total — Representing net assets applicable to capital shares outstanding	$112,351,077

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($90,494,225 divided by 4,927,470 shares)	$18.37

Offering price per class A share (100/94.25 of $18.37)*	$19.49

Net asset value and offering price per class B share ($195,164 divided by 11,573 shares)**	$16.86

Net asset value and offering price per class C share ($4,954,878 divided by 294,924 shares)**	$16.80

Net asset value and redemption price per class M share ($1,058,439 divided by 61,062 shares)	$17.33

Offering price per class M share (100/96.50 of $17.33)*	$17.96

Net asset value, offering price and redemption price per class R share
($7,915,830 divided by 440,959 shares)	$17.95

Net asset value, offering price and redemption price per class Y share
($7,732,541 divided by 411,035 shares)	$18.81

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Year ended 6/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $65)	$731,870

Interest (including interest income of $1,569 from investments in affiliated issuers) (Note 5)	1,569

Securities lending (Note 1)	131,026

Total investment income	864,465

EXPENSES

Compensation of Manager (Note 2)	728,613

Investor servicing fees (Note 2)	383,189

Custodian fees (Note 2)	23,578

Trustee compensation and expenses (Note 2)	10,056

Administrative services (Note 2)	3,767

Distribution fees — Class A (Note 2)	239,380

Distribution fees — Class B (Note 2)	22,055

Distribution fees — Class C (Note 2)	53,341

Distribution fees — Class M (Note 2)	8,181

Distribution fees — Class R (Note 2)	39,969

Other	125,548

Fees waived and reimbursed by Manager (Note 2)	(7,943)

Total expenses	1,629,734

Expense reduction (Note 2)	(27,228)

Net expenses	1,602,506

Net investment loss	(738,041)

Net realized gain on investments (Notes 1 and 3)	6,522,862

Net unrealized depreciation of investments during the year	(18,024,261)

Net loss on investments	(11,501,399)

Net decrease in net assets resulting from operations	$(12,239,440)

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/12	Year ended 6/30/11

Operations:
Net investment loss	$(738,041)	$(746,270)

Net realized gain on investments	6,522,862	29,598,169

Net unrealized appreciation (depreciation) of investments	(18,024,261)	19,360,476

Net increase (decrease) in net assets resulting
from operations	(12,239,440)	48,212,375

Increase in capital from settlement payments (Note 7)	22,606	685

Redemption fees (Note 1)	12,380	16,685

Decrease from capital share transactions (Note 4)	(21,563,664)	(15,396,323)

Total increase (decrease) in net assets	(33,768,118)	32,833,422

NET ASSETS

Beginning of year	146,119,195	113,285,773

End of year (including accumulated net investment loss
of $253,809 and $—, respectively)	$112,351,077	$146,119,195

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net realized gain	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	on investments	return of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
June 30, 2012	$19.95	(.10)	(1.48)	(1.58)	—	—	—	—	— [b,e]	$18.37	(7.92)	$90,494	1.31	(.57)	141
June 30, 2011	13.70	(.09)	6.34	6.25	—	—	—	—	— [b,f]	19.95	45.62	115,410	1.32	(.50)	108
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	—	—	—	13.70	19.76	90,417	1.39 [g]	(.67) [g]	114
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	—	11.44	(33.37)	106,055	1.47 [g]	(.79) [g]	133
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	—	17.17	(18.98)	270,720	1.52 [g]	(.84) [g]	138

Class B
June 30, 2012	$18.40	(.16)	(1.38)	(1.54)	—	—	—	—	— [b,e]	$16.86	(8.37)	$195	1.70 [h]	(.97) [h]	141
June 30, 2011	12.73	(.20)	5.87	5.67	—	—	—	—	— [b,f]	18.40	44.54	4,140	2.07	(1.25)	108
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	—	—	—	12.73	18.86	4,020	2.14 [g]	(1.38) [g]	114
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	—	10.71	(33.89)	7,724	2.22 [g]	(1.55) [g]	133
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	—	16.20	(19.57)	19,668	2.27 [g]	(1.60) [g]	138

Class C
June 30, 2012	$18.39	(.22)	(1.37)	(1.59)	—	—	—	—	— [b,e]	$16.80	(8.65)	$4,955	2.06	(1.32)	141
June 30, 2011	12.72	(.20)	5.87	5.67	—	—	—	—	— [b,f]	18.39	44.58	6,642	2.07	(1.25)	108
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	—	—	—	12.72	18.77	5,266	2.14 [g]	(1.41) [g]	114
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	—	10.71	(33.85)	5,859	2.22 [g]	(1.55) [g]	133
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	—	16.19	(19.61)	12,965	2.27 [g]	(1.59) [g]	138

Class M
June 30, 2012	$18.93	(.18)	(1.42)	(1.60)	—	—	—	—	— [b,e]	$17.33	(8.45)	$1,058	1.81	(1.06)	141
June 30, 2011	13.06	(.16)	6.03	5.87	—	—	—	—	— [b,f]	18.93	44.95	1,256	1.82	(1.00)	108
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	—	—	—	13.06	19.16	1,149	1.89 [g]	(1.16) [g]	114
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	—	10.96	(33.70)	1,086	1.97 [g]	(1.30) [g]	133
June 30, 2008	23.78	(.26)	(3.95)	(4.21)	(3.01)	(.03)	(3.04)	—	—	16.53	(19.39)	4,688	2.02 [g]	(1.34) [g]	138

Class R
June 30, 2012	$19.55	(.14)	(1.46)	(1.60)	—	—	—	—	— [b,e]	$17.95	(8.18)	$7,916	1.56	(.82)	141
June 30, 2011	13.46	(.13)	6.22	6.09	—	—	—	—	— [b,f]	19.55	45.25	9,018	1.57	(.76)	108
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	—	—	—	13.46	19.43	5,355	1.64 [g]	(.92) [g]	114
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	—	11.27	(33.51)	4,910	1.72 [g]	(1.05) [g]	133
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	—	16.95	(19.17)	12,528	1.77 [g]	(1.08) [g]	138

Class Y
June 30, 2012	$20.39	(.06)	(1.52)	(1.58)	—	—	—	—	— [b,e]	$18.81	(7.75)	$7,733	1.06	(.32)	141
June 30, 2011	13.97	(.04)	6.46	6.42	—	—	—	—	— [b,f]	20.39	45.96	9,653	1.07	(.24)	108
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	—	—	—	13.97	20.12	7,079	1.14 [g]	(.41) [g]	114
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	—	11.63	(33.24)	7,094	1.22 [g]	(.55) [g]	133
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	—	17.42	(18.77)	27,971	1.27 [g]	(.59) [g]	138

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011 (Note 7).

f Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

June 30, 2008	0.20

h Reflects a voluntary waiver, which went into effect during the period, of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012 (Note 2).

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 6/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from July 1, 2011 through June 30, 2012.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Growth Index. As of August 31, 2011, the index was composed of companies having market capitalizations of between $44 million and $3.20 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Prior to March 1, 2012, class B shares converted to class A shares after approximately five years. In addition, effective March 1, 2012, the Trustees approved the conversion of all existing class B shares as of that date to class A shares; class B shares purchased on or after that date convert to class A shares after approximately eight years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

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Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $21,566,031. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $21,305,717.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade

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settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2012, the fund had a capital loss carryover of $85,565,144 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$39,860,055	$—	$39,860,055	June 30, 2017

45,705,089	—	45,705,089	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $253,809 of late year ordinary losses (i) ordinary losses recognized during the period between January 1, 2012 and June 30, 2012, and (ii) specified ordinary losses recognized during the period between November 1, 2011 and June 30, 2012, to its fiscal year ending June 30, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, late year loss deferrals, unrealized gains and losses on passive foreign investment companies and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $484,232 to decrease accumulated net investment loss, $285,629 to decrease paid-in-capital and $198,603 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,548,891
Unrealized depreciation	(6,172,339)

Net unrealized appreciation	10,376,552
Capital loss carryforward	(85,565,144)
Late year ordinary loss deferral	(253,809)
Cost for federal income tax purposes	$123,376,585

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Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.636% of the fund’s average net assets before a decrease of $37,652 (0.031% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

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Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $320 under the expense offset arrangements and by $26,908 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $98, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. For the period from November 1, 2011 through February 29, 2012, a portion of the fund’s distribution (12b–1) fees for class B shares were waived, reducing the fees from an annual rate of 1.00% to 0.25% as a result of this waiver. During the reporting period, the fund’s expenses were reduced by $7,943 as a result of this limit. Effective March 1, 2012, the fund’s class B distribution (12b–1) fee rate returned to an annual rate of 1.00% of the average net assets of class B shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,189 and $93 from the sale of class A and class M shares, respectively, and received $3,998 and $862 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $169,683,745 and $191,606,947, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

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Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/12		Year ended 6/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	679,630	$12,519,463	946,834	$16,933,893

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	679,630	12,519,463	946,834	16,933,893

Shares repurchased	(1,536,362)	(27,814,247)	(1,762,154)	(30,329,191)

Net decrease	(856,732)	$(15,294,784)	(815,320)	$(13,395,298)

	Year ended 6/30/12		Year ended 6/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	42,723	$723,191	60,973	$984,652

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	42,723	723,191	60,973	984,652

Shares repurchased	(256,127)	(4,503,559)	(151,757)	(2,450,557)

Net decrease	(213,404)	$(3,780,368)	(90,784)	$(1,465,905)

	Year ended 6/30/12		Year ended 6/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	30,745	$519,229	50,904	$835,516

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	30,745	519,229	50,904	835,516

Shares repurchased	(96,992)	(1,613,998)	(103,661)	(1,687,063)

Net decrease	(66,247)	$(1,094,769)	(52,757)	$(851,547)

	Year ended 6/30/12		Year ended 6/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	8,693	$147,322	6,462	$107,005

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	8,693	147,322	6,462	107,005

Shares repurchased	(13,973)	(234,405)	(28,092)	(433,953)

Net decrease	(5,280)	$(87,083)	(21,630)	$(326,948)

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	Year ended 6/30/12		Year ended 6/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	91,165	$1,597,201	179,369	$3,174,753

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	91,165	1,597,201	179,369	3,174,753

Shares repurchased	(111,456)	(1,934,201)	(116,002)	(1,995,521)

Net increase (decrease)	(20,291)	$(337,000)	63,367	$1,179,232

	Year ended 6/30/12		Year ended 6/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	91,652	$1,810,857	192,895	$3,651,470

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	91,652	1,810,857	192,895	3,651,470

Shares repurchased	(154,041)	(2,780,517)	(226,332)	(4,187,327)

Net decrease	(62,389)	$(969,660)	(33,437)	$(535,857)

At the close of the reporting period, Putnam Investments, LLC owned 43 class A shares of the fund (less than 0.01% of class A shares outstanding) and 655 class B shares of the fund (5.66% of class B shares outstanding), valued at $790 and $11,043, respectively.

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,569 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $45,050,914 and $45,225,132, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $22,606 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $685 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

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Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

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Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

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About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

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Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

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Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	John A. Hill	Vice President and Treasurer
Management, LLC	Paul L. Joskow
One Post Office Square	Elizabeth T. Kennan	Janet C. Smith
Boston, MA 02109	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Manager	George Putnam, III	and Assistant Treasurer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Susan G. Malloy
London, England SW1A 1LD		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Judith Cohen
Legal Counsel	Vice President and	Vice President, Clerk, and
Ropes & Gray LLP	Principal Financial Officer	Associate Treasurer

Independent Registered	Robert T. Burns	Nancy E. Florek
Public Accounting Firm	Vice President and	Vice President, Proxy Manager,
PriceWaterhouseCoopers LLP	Chief Legal Officer	Assistant Clerk, and
Associate Treasurer
Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN076
275735 8/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2012	$52,075	$--	$6,899	$238
June 30, 2011	$55,628	$--	$4,018	$ —

For the fiscal years ended June 30, 2012 and June 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $200,151 and $232,239 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2012	$ —	$76,005	$ —	$ —

June 30, 2011	$ —	$191,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012